Mission ProduceTM Provides Business Update for the Fiscal 2024 Fourth Quarter
Year-to-date momentum continues – Company providing an update on fourth quarter results, driven primarily by strong performance in the Marketing & Distribution segment

OXNARD, Calif. -- November 5, 2024 -- (GLOBE NEWSWIRE) Mission Produce, Inc. (Nasdaq: AVO) (“Mission” or the “Company”), a world leader in sourcing, producing, and distributing fresh Hass avocados with additional offerings in mangos and blueberries, today provided a business and financial performance update for the fiscal fourth quarter ended October 31, 2024 ahead of its participation in upcoming investor events. The Company expects to release its fiscal fourth quarter and full year 2024 results, along with its forward assumptions related to the industry outlooks, in December.
CEO Message
“We expect to deliver strong fourth quarter top and bottom-line results that demonstrate continued momentum across our business and our team’s focus on driving improved results,” stated Steve Barnard, CEO of Mission. “We expect our Marketing & Distribution segment to deliver another strong performance, as our team effectively leveraged our global sourcing network amid a sustained higher pricing environment to achieve per-unit margins exceeding our targeted range. Looking ahead, we remain excited about our position and will continue to focus on operational excellence, strategic growth initiatives, and sound capital allocation to drive long-term shareholder value.”
Fiscal Fourth Quarter 2024 Financial Update
The Company is providing the following update on financial performance for the fiscal fourth quarter 2024:
•    Total revenue is expected to exceed $320 million compared to $257.9 million in the same period last year. This performance was driven primarily by the Marketing & Distribution segment, reflecting a continuation of the strong pricing environment on volumes consistent with prior expectations.
•    Adjusted EBITDA is expected to exceed $28 million compared to $17.3 million in the same period last year, primarily driven by a continuation of the stronger per unit margin performance in the Marketing and Distribution segment that the Company has demonstrated this fiscal year.
Non-GAAP Financial Measure
This press release contains the non-GAAP financial measure “adjusted EBITDA.” Management believes this measure provides useful information for analyzing the underlying business results. The measure is not in accordance with, nor is it a substitute for or superior to, the comparable financial measure by generally accepted accounting principles.
Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), recognition of deferred ERP costs, transaction costs, amortization of inventory adjustments recognized from business combinations, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, all of which are excluded from the results the CEO reviews uses to assess segment performance and results.

About Mission Produce, Inc.
Mission Produce is a global leader in the worldwide avocado business with additional offerings in mangos and blueberries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and currently services retail, wholesale and foodservice customers in over 25 countries. The vertically integrated Company owns and operates four state-of-the-art packing facilities in key growing locations globally, including California, Mexico and Peru and has additional sourcing capabilities in Chile, Colombia, the Dominican Republic, Guatemala, Brazil, Ecuador, South Africa and more, which allow the company to provide a year-round supply of premium fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.
Forward-Looking Statements
Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of fruit, either through purchasing or growing; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission.
You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.
Contacts:
Investor Relations
ICR
Jeff Sonnek
646-277-1263
jeff.sonnek@icrinc.com
Media
Jenna Aguilera
Marketing Communications Manager
Mission Produce, Inc.
press@missionproduce.com